SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2006

Citizens Banking Corporation
(Exact Name of Registrant as Specified in Charter)

000-10535	Michigan	38-2378932
(Commission File Number)	(State or Other Jurisdiction	(IRS Employer
	of Incorporation)	Identification Number)

328 South Saginaw Street, Flint, Michigan		48502
(Address of Principal Executive Offices)		(Zip Code)

(810) 766-7500 (Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2006, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 26, 2006 (the “Merger Agreement”), between Citizens Banking Corporation (“Citizens”) and Republic Bancorp Inc. (“Republic”), Citizens and Republic completed the merger (the “Merger”) in which Republic merged with and into Citizens, with Citizens as the surviving corporation.

Pursuant to the Merger Agreement, each share of Republic common stock outstanding at the effective time of the merger was converted into the right to receive either $13.91 in cash or 0.5146 of a share of Citizens common stock. Citizens will pay approximately $1.040 billion in cash and Citizens common stock to Republic shareholders.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(a) In connection with the Merger, Joseph P. Day will step down from the board of directors of Citizens.

(c) Dana M. Cluckey, 46, will serve as President and Chief Operating Officer of Citizens from the effective date of the merger until December 31, 2010 and as President and CEO of Citizens from January 1, 2011 to December 31, 2011. As described below, Mr. Cluckey will also be a member of the Citizens board of directors. Mr. Cluckey previously served as President and Chief Executive Officer of Republic since January 2000 and held other positions with Republic since September 1986. In connection with the execution of the Merger Agreement, Citizens entered into an employment agreement with Mr. Cluckey that became effective upon the completion of the Merger. For more information regarding Mr. Cluckley’s employment agreement, reference is made to the information contained in the section entitled “The Merger—Interests of Citizens’ and Republic’s Executive Officers and Directors in the Merger—New Employment Agreement between Citizens and Dana M. Cluckey” of the Registration Statement on Form S-4 (No. 333-136946) (the “Registration Statement”), which is incorporated herein by reference.

(d) Citizens has expanded its board of directors to sixteen (16) directors. Pursuant to the terms of the Merger Agreement, Citizens appointed George J. Butvilas, Jerry D. Campbell, Dana M. Cluckey, Gary Hurand, Dennis J. Ibold, Jeoffrey K. Stross and Steven E. Zack to Citizens’ board of directors, effective immediately following the completion of the Merger.

Messrs. Hurand and Ibold are in the class of directors with its term expiring at the 2007 annual meeting of Citizens shareholders. Messrs. Campbell, Stross and Zack are in the class of directors with its term expiring at the 2008 annual meeting of Citizens shareholders. Messrs. Butvilas and Cluckey are in the class of directors with its term expiring at the 2009 annual meeting of Citizens shareholders. Mr. Campbell now serves as Chairman of the Board of Citizens.

Messrs. Campbell, Cluckey and Ibold will join the Executive Committee of the board of directors, and Edward P. Abbott and Kendall B. Williams will step down from such committee. Messrs. Hurand and Zack will join the Audit Committee of the board of directors, and William C. Shedd will step down from such committee. Messrs. Ibold and Zack will join the Corporate Governance and Nominating Committee of the board of directors, and Benjamin J. Laird will step down from such committee. Messrs. Ibold and Stross will join the Compensation and Human Resources Committee of the board of directors. Messrs. Butvilas and Hurand will join the Risk Management Committee of the board of directors (and Mr. Butvilas will serve as chairman of such committee), and Messrs. Abbott and Day will step down from such committee.

In connection with the execution of the Merger Agreement, Citizens entered into an employment agreement with Mr. Campbell that became effective upon the completion of the Merger. For more information regarding Mr. Campbell’s employment agreement, reference is made to the information contained in the section entitled “The Merger—Interests of Citizens’ and Republic’s Executive Officers and Directors in the Merger—New Employment Agreement between Citizens and Jerry D. Campbell” of the Registration Statement, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, Citizens amended its bylaws, effective as of the completion of the Merger, as described below.

Citizens adopted Article III Section 14 of its bylaws, which provides that until the Citizens’ 2008 annual shareholders’ meeting the Citizens Board of Directors will consist of sixteen directors, nine of whom will be current directors of Citizens or their nominees (“Citizens Directors”) and seven of whom will be current Republic directors or their nominees (“Republic Directors”). Mr. Hartman will be one of the Citizens Directors, and Messrs. Campbell and Cluckey will be among the Republic Directors. Following Citizens’ 2008 annual shareholders’ meeting and until the 2009 annual shareholders’ meeting, the board will consist of eight Citizens Directors and six Republic Directors. Following Citizens’ 2009 annual shareholders’ meeting and until the 2010 annual shareholders’ meeting, the board will consist of seven Citizens Directors and five Republic Directors. The resignations of Citizens Directors will be chosen by majority vote of the Citizens Directors, and the resignations of Republic Directors will be chosen by majority vote of the Republic Directors. However, none of Messrs. Hartman, Campbell or Cluckey will be required to resign. All vacancies on the board created by the cessation of service of a Citizens Director shall be filled by a nominee proposed to the Corporate Governance and Nominating Committee by a majority of the remaining Citizens Directors, and all vacancies on the board created by the cessation of service of a Republic Director shall be filled by a nominee proposed to the Corporate Governance and Nominating Committee by a majority of the remaining Republic Directors. Article III Section 14 cannot be amended before Citizens’ 2010 annual shareholders’ meeting without the approval of 75% of the Board or Directors of Citizens.

The foregoing is qualified in its entirety by reference to the bylaw amendment, which is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Number Description

2.1	Agreement and Plan of Merger, dated as of June 26, 2006, between Citizens Banking Corporation and Republic Bancorp Inc. (incorporated by reference from Citizens’ Current Report on Form 8-K filed on June 30, 2006).

3.1	Amendment, dated December 29, 2006, to the Amended and Restated Bylaws dated March 28,
2003 of Citizens Banking Corporation.

99.1	Joint press release issued by Citizens and Republic, dated December 29, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION

By:	/s/ Thomas W. Gallagher

Thomas W. Gallagher
General Counsel and Secretary

Date: December 29, 2006

EXHIBIT INDEX

Exhibit No.	Number Description

2.1	Agreement and Plan of Merger, dated as of June 26, 2006, between Citizens Banking Corporation and Republic Bancorp Inc. (incorporated by reference from Citizens’ Current Report on Form 8-K filed on June 30, 2006).

3.1	Amendment, dated December 29, 2006, to the Amended and Restated Bylaws dated March 28,
2003 of Citizens Banking Corporation.

99.1	Joint press release issued by Citizens and Republic, dated December 29, 2006.